Exhibit 99.1

GAMCO Investors, Inc.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Dollars in thousands)

On November 30, 2015, GAMCO Investors, Inc. (“GBL”) distributed all of the outstanding common stock of Associated Capital Group, Inc. (“AC”) to its stockholders (the “Distribution”).  GBL contributed to AC its alternative investment management business, its institutional research services business and certain cash and other assets.  Subsequent to the Distribution, GBL will no longer consolidate the financial results of AC for the purpose of its own financial reporting.  After the date of the Distribution, the historical financial results of AC will be reflected in GBL’s consolidated financial statements as discontinued operations for all periods presented through the Distribution date, to be reported with the filing with the U.S. Securities and Exchange Commission (the “SEC”) of GBL’s Annual Report on Form 10-K for the year ending December 31, 2015.

The accompanying unaudited pro forma condensed consolidated financial statements reflect certain known impacts of the Distribution and the separation of AC from GBL.  The unaudited pro forma condensed consolidated financial statements have been prepared giving effect to the Distribution as if this transaction had occurred on January 1, 2012 for the unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2015 and for the years ended December 31, 2014, 2013 and 2012 and as of September 30, 2015 for the unaudited pro forma condensed consolidated statement of financial condition.

The unaudited pro forma condensed consolidated financial statements have been derived from GBL’s historical condensed consolidated financial statements and reflect certain assumptions and adjustments that management believes are reasonable under the circumstances and given the information available at this time.  These unaudited pro forma condensed consolidated financial statements reflect other adjustments that, in the opinion of management, are necessary to present fairly the pro forma financial position and results of the operations as of and for the periods indicated.  The unaudited pro forma condensed consolidated financial statements are provided for illustrative and informational purposes only and are not intended to represent or be indicative of what GBL’s financial condition or results of operations would have been had GBL operated historically as an independent organization from AC or if the Distribution had occurred on the dates indicated.  The unaudited pro forma condensed consolidated financial statements also should not be considered representative of our future consolidated financial position or consolidated results of operations.  The unaudited pro forma condensed consolidated financial statements should be read in conjunction with GBL’s historical condensed consolidated financial statements and accompanying notes.

The following is a brief description of the amounts recorded under each of the column headings in the accompanying unaudited pro forma condensed consolidated financial statements:

Historical

This column represents GBL’s historical financial position as of September 30, 2015 and historical results of operations for the nine months ended September 30, 2015 and the for the years ended December 31, 2014, 2013 and 2012 prior to any adjustments for the Distribution and pro forma adjustments described under the headings “Distribution of AC” and “Other Pro Forma Adjustments” below.

Distribution of AC

This column represents the elimination of the historical assets and liabilities and results of operations of AC from GBL’s historical condensed consolidated statement of financial condition as of September 30, 2015 and the statements of income for the nine months ended September 30, 2015 and the for the years ended December 31, 2014, 2013 and 2012, respectively.  Amounts in this column also include transaction costs directly attributable to the Distribution, which are non-recurring in nature.  Amounts in this column will be reflected in GBL’s condensed consolidated statements as discontinued operations in GBL’s filings with the SEC subsequent to the Distribution.

Other Pro Forma Adjustments

This column represents the adjustments that give effect to events that are directly attributable to the transactions described herein, factually supportable, and with respect to the unaudited pro forma condensed consolidated statement of income for the nine months ended September 30, 2015, expected to have a continuing impact on GBL.  These adjustments have been computed assuming that the events giving rise to each adjustment had occurred on September 30, 2015 and January 1, 2015 with respect to the unaudited pro forma condensed consolidated statement of financial condition as of September 30, 2015 and unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2015, respectively.  Other pro forma adjustments are more fully described in the accompanying Notes to the Unaudited Pro Forma Financial Information and include:

(i)                                     GBL’s issuance to AC of a $250 million 4.0% PIK Note due November 30, 2015;

(ii)                                  GBL’s sale of 4,393,055 shares of GBL Class A common stock from treasury to Gabelli Securities, Inc. (“GSI”) in exchange for a $150 million 4.0% note which was then contributed to AC as part of the spin-off.

GAMCO INVESTORS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

For the Nine Months ended September 30, 2015

(Dollars in thousands, except per share data)

			Other
		Distribution	Pro Forma
	Historical	of AC (a)	Adjustments	Notes	Pro Forma
Revenues
Investment advisory and incentive fees	$257,563	$(6,294)	$—		$251,269
Distribution fees and other income	39,402	(12)	—		39,390
Institutional research services	6,130	(6,130)	—		—
Total revenues	303,095	(12,436)	—		290,659
Expenses
Compensation	127,627	(18,450)	—		109,177
Management fee	11,360	1,026	(750)	(b)	11,636
Distribution costs	39,747	346	—		40,093
Other operating expenses	19,271	(5,114)	—		14,157
Total expenses	198,005	(22,192)	(750)		175,063

Operating income	105,090	9,756	750		115,596
Other income (expense)
Net gain/(loss) from investments	(614)	834	—		220
Interest and dividend income	3,227	(1,643)	—		1,584
Interest expense	(5,899)	324	(7,500)	(c)	(13,075)
Total other income/(expense), net	(3,286)	(485)	(7,500)		(11,271)
Income before income taxes	101,804	9,271	(6,750)		104,325
Income tax provision	38,547	3,646	(2,498)	(d)	39,695
Net income	63,257	5,625	(4,253)		64,630
Net loss attributable to noncontrolling interests	(589)	589	—		—
Net income attributable to GAMCO Investors, Inc.’s shareholders	$63,846	$5,036	$(4,253)		$64,630

Net income attributable to GAMCO Investors, Inc.’s shareholders per share:
Basic	$2.55				$2.20

Diluted	$2.52				$2.17

Weighted average shares outstanding:
Basic	25,047		4,393	(e)	29,440

Diluted	25,337		4,393	(e)	29,730

GAMCO INVESTORS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

For the year ended December 31, 2014

(Dollars in thousands, except per share data)

		Distribution
	Historical	of AC (a)	Pro Forma
Revenues
Investment advisory and incentive fees	$369,996	$(9,498)	$360,498
Distribution fees and other income	61,226	212	61,438
Institutional research services	9,160	(9,160)	—
Total revenues	440,382	(18,446)	421,936
Expenses
Compensation	173,553	(22,298)	151,255
Stock based compensation	7,199	(1,921)	5,278
Management fee	18,627	36	18,663
Distribution costs	58,611	1,135	59,746
Other operating expenses	22,866	(5,323)	17,543
Total expenses	280,856	(28,371)	252,485

Operating income	159,526	9,925	169,451
Other income (expense)
Net gain/(loss) from investments	10,689	(6,492)	4,197
Interest and dividend income	5,589	(3,435)	2,154
Interest expense	(8,049)	396	(7,653)
Shareholder-designated contribution	(134)	—	(134)
Total other income/(expense), net	8,095	(9,531)	(1,436)
Income before income taxes	167,621	394	168,015
Income tax provision	62,505	(771)	61,734
Net income	105,116	1,165	106,281
Net loss attributable to noncontrolling interests	(4,274)	4,274	—
Net income attributable to GAMCO Investors, Inc.’s shareholders	$109,390	$(3,109)	$106,281

Net income attributable to GAMCO Investors, Inc.’s shareholders per share:
Basic	$4.32		$4.20

Diluted	$4.28		$4.16

Weighted average shares outstanding:
Basic	25,335		25,335

Diluted	25,558		25,558

GAMCO INVESTORS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

For the year ended December 31, 2013

(Dollars in thousands, except per share data)

		Distribution
	Historical	of AC (a)	Pro Forma
Revenues
Investment advisory and incentive fees	$336,658	$(10,333)	$326,325
Distribution fees and other income	51,964	70	52,034
Institutional research services	8,940	(8,940)	—
Total revenues	397,562	(19,203)	378,359
Expenses
Compensation	161,798	(22,939)	138,859
Stock based compensation	2,072	(510)	1,562
Management fee	18,829	(4,485)	14,344
Distribution costs	48,936	1,259	50,195
Other operating expenses	23,515	(6,974)	16,541
Total expenses	255,150	(33,649)	221,501

Operating income	142,412	14,446	156,858
Other income (expense)
Net gain/(loss) from investments	55,181	(51,034)	4,147
Interest and dividend income	7,095	(4,434)	2,661
Interest expense	(10,511)	478	(10,033)
Shareholder-designated contribution	(10,626)	—	(10,626)
Total other income/(expense), net	41,139	(54,990)	(13,851)
Income before income taxes	183,551	(40,544)	143,007
Income tax provision	66,186	(13,212)	52,974
Net income	117,365	(27,332)	90,033
Net loss attributable to noncontrolling interests	512	(512)	—
Net income attributable to GAMCO Investors, Inc.’s shareholders	$116,853	$(26,820)	$90,033

Net income attributable to GAMCO Investors, Inc.’s shareholders per share:
Basic	$4.56		$3.51

Diluted	$4.54		$3.50

Weighted average shares outstanding:
Basic	25,653		25,653

Diluted	25,712		25,712

GAMCO INVESTORS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

For the year ended December 31, 2012

(Dollars in thousands, except per share data)

		Distribution
	Historical	of AC (a)	Pro Forma
Revenues
Investment advisory and incentive fees	$288,480	$(9,096)	$279,384
Distribution fees and other income	44,848	64	44,912
Institutional research services	10,953	(10,953)	—
Total revenues	344,281	(19,985)	324,296
Expenses
Compensation	137,223	(21,241)	115,982
Stock based compensation	13,583	(3,432)	10,151
Management fee	13,018	(1,203)	11,815
Distribution costs	40,842	1,437	42,279
Other operating expenses	28,485	(8,339)	20,146
Total expenses	233,151	(32,778)	200,373

Operating income	111,130	12,793	123,923
Other income (expense)
Net gain/(loss) from investments	16,434	(20,926)	(4,492)
Interest and dividend income	5,651	(2,989)	2,662
Interest expense	(15,899)	498	(15,401)
Total other income/(expense), net	6,186	(23,417)	(17,231)
Income before income taxes	117,316	(10,624)	106,692
Income tax provision	41,721	(3,051)	38,670
Net income	75,595	(7,573)	68,022
Net loss attributable to noncontrolling interests	56	(56)	—
Net income attributable to GAMCO Investors, Inc.’s shareholders	$75,539	$(7,517)	$68,022

Net income attributable to GAMCO Investors, Inc.’s shareholders per share:
Basic	$2.87		$2.59

Diluted	$2.86		$2.57

Weighted average shares outstanding:
Basic	26,283		26,283

Diluted	26,436		26,436

GAMCO INVESTORS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

As of September 30, 2015

(Dollars in thousands, except per share data)

		Distribution	Other Pro
	Historical	of AC	Forma Adjustments	Notes	Pro Forma
ASSETS
Cash and cash equivalents	$425,616	$(363,055)	$23,244	(f)	$85,805
Investments in securities	126,917	(92,822)	—		34,095
Investments in sponsored registered investment companies	115,046	(115,046)	—		—
Investments in partnerships	101,025	(101,022)	—		3
Receivable from brokers	52,918	(51,761)	—		1,157
Investment advisory fees receivable	28,629	(1,991)	—		26,638
Income tax receivable	2,409	—	—		2,409
Other assets	20,109	19,174	(23,369)	(g)	15,914
Total assets	$872,669	$(706,523)	$(125)		$166,021

LIABILITIES AND EQUITY
Payable to brokers	$49,074	$(48,541)	$—		$533
Income taxes payable and deferred tax liabilities	10,529	(4,566)	—		5,963
Capital lease obligation	5,191	—	—		5,191
Compensation payable	88,747	(5,047)	—		83,700
Securities sold, not yet purchased	5,577	(5,577)	—		—
Mandatorily redeemable noncontrolling interests	1,257	(1,257)	—		—
Accrued expenses and other liabilities	34,246	(1,626)	(125)	(g)	32,495
Sub-total	194,621	(66,614)	(125)		127,882

5.875% Senior notes (due June 1, 2021)	100,000	—	—		100,000
4.0% PIK Note (due November 30, 2020)	—	—	250,000	(h)	250,000
Zero coupon subordinated debentures (due December 31, 2015)	6,750	—	—		6,750
Total liabilities	301,371	(66,614)	249,875		484,632

Redeemable noncontrolling interests	6,018	(6,018)	—		—

Equity
GAMCO Investors, Inc. stockholders’ equity
Class A Common Stock	14	—	—		14
Class B Common Stock	19	—	—		19
Additional paid-in capital	299,769	(299,769)	—		—
Retained earnings	661,415	(331,487)	(420,270)	(i)	(90,342)
Accumulated other comprehensive income	17,575	—	—		17,575
Treasury stock, at cost	(416,147)	—	170,270	(j)	(245,877)
Total GAMCO Investors, Inc. stockholders’ equity	562,645	(631,256)	(250,000)		(318,611)
Noncontrolling interests	2,635	(2,635)	—		—
Total equity	565,280	(633,891)	(250,000)		(318,611)

Total liabilities and equity	$872,669	$(706,523)	$(125)		$166,021

GAMCO Investors, Inc.

NOTES TO THE UNAUDITED PRO FORMA FINANCIAL INFORMATION

(Dollars in thousands)

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Income

(a)         Distribution of AC.  Represents the results of operations of AC for the nine months ended September 30, 2015 and the years ended December 31, 2014, 2013 and 2012 that qualify as discontinued operations under GAAP.  Amounts in this column for the nine months ended September 30, 2015 also include $1,475 of transaction costs included in other operating expenses, primarily related to accounting and legal fees, which are directly attributable to the Distribution and non-recurring in nature.

(b)         Management fee.  Reflects the 10% management fee based on pre-tax income excluding this fee.

(c)          Interest expense.  Reflects interest expense on the $250 million 4.0% PIK Note that was issued to ACG in connection with the spin-off.  The PIK Note pays interest at 4%, which is payable in cash or PIK, and will be paid off ratably over five years, or sooner at GBL option.  For the nine months ended September 30, 2015, interest expense relating to the PIK Note was $7.5 million.

(d)         Income tax provision.  Represents a blended federal and state statutory rate of 37.0% applied to the pro forma adjustments to GBL’s unaudited pro forma condensed consolidated statement of income for the nine months ended September 30, 2015.

(e)          Weighted average shares outstanding - basic and diluted.  Reflects the issuance of 4,393,055 shares of GAMCO Investors, Inc. Class A common stock to GSI that occurred on November 27, 2015 in connection with the spin-off.

(f)           Cash and cash equivalents.  The increase in cash and cash equivalents of $23,244 consists of cash received from affiliates of $23,369 less cash paid to affiliates of $125 to settle intercompany balances.

(g)          Other assets and accrued expenses and other liabilities.  Reflects the settlement of intercompany balances between AC and GBL immediately subsequent to the spin-off.  At September 30, 2015, AC owed certain GBL entities $23,369, including a $16 million demand loan with GBL, and was owed by certain GBL entities $125.

(h)         4.0% PIK Note (due November 30, 2020).  This note was issued in connection with the spin-off and pays interest at 4.0% per year, which is payable in cash or PIK, and will be paid off ratably over five years, or sooner at GBL’s option.

(i)             Retained earnings.  Reflects reconciliation of the equity contribution as follows:

4.0% PIK Note (due November 30, 2020)	$(250,000)
Sale of Class A common stock treasury shares	(170,270)
Total Retained earnings	$(420,270)

(j)            Treasury stock, at cost.  The $170,270 reflects the historical cost to GBL of the 4,393,055 shares of GBL Class A common stock that was sold to GSI in connection with the spin-off.